UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2007

Ckrush, Inc.
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	0-25563 (Commission File Number)	65-0648808 (I.R.S. Employer Identification No.)
	336 West 37th Street, Suite 410 New York, New York (Address of principal executive offices)	10018 (Zip Code)

Registrant’s telephone number, including area code: (212) 564-1111

(Former Name or Former Address,
if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

AMENDMENT NO. 1 ON FORM 8-K/A

Ckrush, Inc.

April 23, 2007

On February 9, 2005 the Company filed a Current Report on Form 8-K dated February 5, 2007 with the Securities and Exchange Commission, with respect to its acquisition of Trisoft Media, Inc. and Audio Street, Inc. (the ‘‘Current Report’’). This Amendment No. 1 on Form 8-K/A amends the Current Report.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

THIS AMENDMENT NO. 1 ON FORM 8-K/A AMENDS ITEM 9.01 OF THE CURRENT REPORT TO ADD THE FOLLOWING:

(a)

Financial Statement of Businesses Acquired

In accordance with Item 9.01(a) of Form 8-K, the financial statements required pursuant to Regulation S-X are filed as Exhibit 99.1 with this Form 8-K/A.

(b)

Pro forma financial information

In accordance with Item 9.01(b) of Form 8-K, the pro forma financial information required pursuant to Regulation S-X are filed as Exhibit 99.2 with this Form 8-K/A.

(c)

Exhibits

The following Exhibits are filed with this Current Report on Form 8-K/A:

Exhibit No.	Description
99.1	Trisoft Media, Inc. and Audio Street, Inc Combined Financial Statements for the year ended December 31, 2006 and 2005 and as of December 31, 2006
99.2	Unaudited Pro Forma Condensed Combined Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ckrush, Inc.
By:	/s/ Jan E. Chason
Name:	Jan E. Chason
Title:	Chief Financial Officer and Executive Vice President

DATE:    April 23, 2007

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Trisoft Media, Inc. and Audio Street, Inc Combined Financial Statements for the year ended December 31, 2006 and 2005 and as of December 31, 2006
99.2	Unaudited Pro Forma Condensed Combined Financial Information.